EXHIBIT 24

THE CHROMALINE CORPORATION

Power of Attorney
of Director and/or Officer

                    The undersigned director and/or officer of The Chromaline Corporation, a Minnesota corporation, does hereby make, constitute and appoint William C. Ulland and Jeffery A. Laabs, and either of them, the undersigned’s true and lawful attorneys–in–fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys–in–fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of February, 2001.

/s/ Charles H. Andresen
Charles H. Andresen

THE CHROMALINE CORPORATION

Power of Attorney
of Director and/or Officer

                    The undersigned director and/or officer of The Chromaline Corporation, a Minnesota corporation, does hereby make, constitute and appoint William C. Ulland and Jeffery A. Laabs, and either of them, the undersigned’s true and lawful attorneys–in–fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys–in–fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 2nd day of February, 2001.

/s/ Rondi Erickson
Rondi Erickson

THE CHROMALINE CORPORATION

Power of Attorney
of Director and/or Officer

                    The undersigned director and/or officer of The Chromaline Corporation, a Minnesota corporation, does hereby make, constitute and appoint William C. Ulland and Jeffery A. Laabs, and either of them, the undersigned’s true and lawful attorneys–in–fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys–in–fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of March, 2001.

/s/ David O. Harris
David O. Harris

THE CHROMALINE CORPORATION

Power of Attorney
of Director and/or Officer

                    The undersigned director and/or officer of The Chromaline Corporation, a Minnesota corporation, does hereby make, constitute and appoint William C. Ulland and Jeffery A. Laabs, and either of them, the undersigned’s true and lawful attorneys–in–fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys–in–fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of March, 2001.

/s/ H. Leigh Severance
H. Leigh Severance

THE CHROMALINE CORPORATION

Power of Attorney
of Director and/or Officer

                    The undersigned director and/or officer of The Chromaline Corporation, a Minnesota corporation, does hereby make, constitute and appoint William C. Ulland and Jeffery A. Laabs, and either of them, the undersigned’s true and lawful attorneys–in–fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys–in–fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 21st day of March, 2001.

/s/ Gerald W. Simonson
Gerald W. Simonson